SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 22, 2004
(Date of earliest event reported)

USF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19791	36-3790696
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification Number)
incorporation or organization)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 824-1000

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
The following is furnished under Item 12 of Form 8-K as an exhibit to this Current Report.
(c) Exhibits:
Exhibit Number	Description
99	News Release, dated April 22, 2004.
Exhibits (furnished pursuant to Item 12)
Item 12.	Disclosure of Results of Operations and Financial Condition

On April 22, 2004, USF Corporation ("the Company") reported its results for the First Quarter of 2004 ending April 3, 2004. The Company issued a press release, the text of which is set forth in Exhibit 99 hereto. This information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION
By:	/s/ Thomas E. Bergmann Thomas E. Bergmann Senior Vice President, Finance & Chief Financial Officer

Date: April 22, 2004